SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2014

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA	24504
(Address of principal executive offices)	(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On May 20, 2014, the Board of Directors of the Company declared a quarterly cash dividend of $0.05 per share of common stock. The dividend will be paid on or about July 3, 2014, to stockholders of record as of the close of business on June 19, 2014. A copy of the Press Release announcing the declaration of the dividend is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial statements of businesses acquired – not applicable

(b)	Pro forma financial information – not applicable

(c)	Shell company transactions – not applicable

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Bank of the James Financial Group, Inc. Press Release dated May 20, 2014

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 20, 2014	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Bank of the James Financial Group, Inc. Press Release dated May 20, 2014

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